Exhibit 99.1

Analyst Day December 19, 2013

www.onconova.com Safe Harbor Summary 2 This presentation contains forward-looking statements about expectations which are subject to known and unknown uncertainties and risks. Our actual results could differ materially from those discussed due to a number of factors, including, but not limited to, our ability to raise additional equity and debt financing on favorable terms, the success of our Phase 2 and Phase 3 trials of rigosertib, our ability to obtain regulatory approval of rigosertib and other risk factors included in our preliminary prospectus. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise.

www.onconova.com Welcome Alan Williamson, Ph.D. 3

www.onconova.com Agenda Session 1: An Overview of Rigosertib Clinical Trials An Overview of Rigosertib Safety & Tolerability Rigosertib Preclinical Studies and the Potential for Combination Therapy Session 2: Mechanism of Action of Rigosertib Lower Risk MDS and Rigosertib Phase I and 2 trials with Oral Rigosertib Session 3: Higher Risk MDS and Rigosertib Development in Post- Hypomethylating Agent MDS Patients Quality of Life Assessment and Impact on Clinical Trials 4

www.onconova.com Jerome Groopman, M.D. The Dina and Raphael Recanati Chair of Medicine at Harvard Medical School and Chief of Experimental Medicine at Beth Israel Deaconess Medical Center Francois Wilhelm, M.D., Ph.D. Chief Medical Officer and Senior Vice President, Onconova Therapeutics Michael Petrone, M.D. Vice President Clinical Development, Medical Affairs & Pharmacovigilance, Onconova Therapeutics James F. Holland, M.D. Distinguished Professor of Neoplastic Diseases at the Icahn School of Medicine at Mount Sinai; Lasker Award winner for contributions to the cure of childhood leukemias 5

www.onconova.com E. Premkumar Reddy, Ph.D. Professor of Oncological Sciences and Structural and Chemical Biology at the Icahn School of Medicine at Mount Sinai; Scientific Founder of Onconova Azra Raza, M.D. Director of the MDS Center at Columbia University Lewis R. Silverman, M.D. Associate Professor Medicine, Hematology and Medical Oncology and Assistant Professor Oncological Sciences at the Icahn School of Medicine at Mount Sinai Jimmie C. Holland, M.D. Wayne E. Chapman Chair in Psychiatric Oncology at Memorial Sloan-Kettering Cancer Center; pioneer in assessing quality of life measures in clinical trials 6

www.onconova.com Overview of Rigosertib Clinical Trials Francois Wilhelm, M.D., Ph.D. 7

Patients Enrolled in Rigosertib Trials

ONCONOVA THERAPEUTICS

Indication	Phase	Line/Modality	Oral/IV	Patients Enrolled*	
MDS/AML	1/2	1st/2nd-line; Single agent	CIV 48-148h	86	86
AML	1	2nd/3rd-line; Single agent	CIV 72-120h	30	89
CLL and others	1	2nd line; Single agent	CIV 48h	16	
MDS	1	2nd-line; Single agent	Oral BID	43	
MDS Lower-risk	2	1st-line; single agent	Oral BID	77	77
MDS; HMA fail; higher risk	3/3B	2nd-line; Single agent	CIV 72h	306	306
Solid tumors	1/2	Single agent or combi	IV	200	331
Solid Tumors	1, 2	Single agent	Oral BID	131	
Ovarian	2	Single agent	IV	18	
Pancreatic	3	With Gemcitabine	IV	160	
Compassionate protocols				3	
Total patients in all rigosertib trials				1,070	

- *Count as of November 26, 2013; does not include patients enrolled by SymBio in Japan*
- *If ongoing trials are completed as planned, another 400+ patients will be added in 2014*
- *CIV: Continous IV infusion of varying duration; IV: 2,4 or 8 hour infusion; Oral BID: twice a day dosing with oral capsules*
- *Boxed trials are approval track studies*
- *251 patients treated with oral rigosertib; 819 in IV studies*
- *All except one study conducted at the NIH were Company sponsored trials*

www.onconova.com

www.onconova.com Key Rigosertib Trials and Milestones Rigosertib Single-agent 1st-line in Lower Risk MDS (Oral) 2nd-line in Higher Risk MDS (IV) Rigosertib in Combination 1st-line Pancreatic Metastatic (IV) Gemcitabine Combination Phase 1 Phase 2 Phase 3 Milestones Top-line Survival Results Dec.13-1Q14 Phase 2 Response Data at ASH 2013 Interim Futility/Survival Analysis Dec. 2013 Enrolled to interim point Fully enrolled Trial enrolled 2nd-line in Head & Neck (Oral) HPV +/- Complete Phase 2 Enrollment 2H14 MDS Solid Tumors 1st-line MDS (Oral) Azacytidine Combination Phase 2 dose in 2014 Dose finding

Advanced Rigosertib Trials in Myelodysplastic Syndromes

ONCONOVA THERAPEUTICS

Approval track Studies

Indication	Phase	Line/Modality	Oral/IV	Remarks
MDS; HMA failed; higher risk	3/SPA	2nd-line; Single agent	CIV 72hr	~300 Pts; Randomized; ~90 sites USA, EU
MDS; as above	3B	2nd-line; Single agent	CIV 72hr	90 Pts; 1 arm; Multiple sites USA, EU
MDS; lower risk	2	1st-line; Single agent	Oral BID	60 Pts; 4 USA sites; accrual in Q4-13
MDS; lower risk EPO refractory	2	1st-line; Single agent	Oral BID	MDACC and other sites in USA, EU

Supporting Studies

Indication	Phase	Line/Modality	Oral/IV	Remarks
RAEB MDS; Pediatric	1/2	Single agent	CIV 72hr	2 to 46 Pts; ~10 sites USA, EU
Lower risk MDS; PK/PD	1/2	Single agent, 1 arm	Oral	18 Pts; 1 USA site (Columbia)

Trial Coding
Completed
In process
In planning
With oral drug

Mass-balance studies are also in planning for IV and Oral rigosertib

www.onconova.com

www.onconova.com Design of US/Europe Pivotal Phase 3 MDS Trial Under SPA Rigosertib IV as a single agent in patients with MDS after failed prior azacitidine or decitabine therapy Continuous infusion using a portable pump; 1800 mg daily dose Currently no approved 2nd-line treatment; no other Phase 3 trials underway MDS relapsed, refractory or intolerant to azacitidine or decitabine Randomization Rigosertib 1800 mg/24h x 3 days every 2 weeks + Best Supportive Care 180 patients Best Supportive Care 90 patients Overall Survival 270 patients (223 events) Follow-up 2 1 Assumptions and Power Calculations The key assumptions used to calculate the required size of the trial were based on hypothesized median survival differences of 10 or 13 weeks between the two treatment arms. A sample size of 270 (180 patients in the rigosertib group and 90 patients in BSC group), after 223 events (deaths) yields >90% statistical power to detect a significant difference in overall survival between the two groups. The trial is also well powered for other clinically relevant benefits of rigosertib over BSC.

www.onconova.com New Protocol 04-24 for HR-MDS Protocol 04-21 (ONTIME) 04-24 Randomization Yes ( to BSC) No (single-arm trial) Total Patients 270+ 90 Primary endpoint Overall survival Bone marrow response and OS relationship Centers (US/EU) 88 sites Top enrolling 04-21 sites and a few new sites Key Objectives for new Phase 3B study: Provide continued access to rigosertib for the unmet medical need Collect additional data on activity and tolerability

www.onconova.com Phase 1/2 Front-line Combination Study in MDS 09-08 study a 40 patient study testing the combination of oral rigosertib and azacitidine Phase I ascending dose 3/6 cohorts: 140, 280 and 560 mg BID 3/4 weeks oral rigosertib combined to Vidaza labeled dose Phase II: Minimax Simon stage II design: 15, followed by 13 patients Objectives: Determine safety, PK, efficacy (IWG 2006 criteria) Dose selection for next stage Sites: Two open in US One pending in EU

www.onconova.com Proof of Concept in HNSCC Patients Oral Rigosertib Single agent rigosertib in Phase 1 population of all comers including 6 HNSCC patients who had failed previous therapies Head and Neck Patients Urinary AE resulting in dose reduction or hold Dose Site Best response Duration of Response/SD 70 Ovarian carcinoma SD 36 weeks 70 Ovarian carcinoma SD 12 140 Pancreatic neuroendocrine SD 24 280 Carcinoid tumor SD 20 280 HNSCC CR 96+ 560 Adenoid cystic carcinoma SD 22 560 Craniopharyngioma SD 12 560 HNSCC PR 40 560 Hepatocellular carcinoma SD 15 700 Renal cell carcinoma SD 23 Best Overall Response in Phase 1 Patients Two of Six Treated HNSCC Patients had an Objective Response

# Interaction between Rigosertib and Azacitidine
# US Patents: 8106033B2; 20100305059

ONCONOVA THERAPEUTICS

*In vitro studies conducted by Dr. Lewis Silverman et. al., Mount Sinai Medical School*

| Combination Drug | CI | Ratio | Description |
|---|---|---|---|
| ON1910.Na* (125nM) + 5AzaC (2uM) | 0.44 | 1:62.5 | Synergism |
| **ON1910.Na (125nM) + 5AzaC (4uM)** | **0.30** | **1:31.25** | **Strong synergism** |
| ON1910.Na (250nM) +5AzaC (2uM) | 0.68 | 1:125 | Synergism |
| ON1910.Na (250nM) + 5AzaC (4uM) | 0.57 | 1:62.5 | Synergism |
| ON1910.Na (500nM) + 5 AzaC (2uM) | 0.63 | 1:250 | Synergism |
| ON1910.Na (500 nM) + 5AzaC (4uM) | 0.75 | 1:125 | Moderate synergism |

***ON 01910.Na is rigosertib***

www.onconova.com

Exploratory Rigosertib Trials in Hematology/Oncology

ONCONOVA THERAPEUTICS

Indication	Phase	Line/Modality	Oral/IV	Remarks
MDS/AML	1/2	1st/2nd-line; Single agent	CIV 48-148hr	76 Pts; 4 sites; active in 1st/2nd-line MDS
AML	1	2nd/3rd-line; Single agent	CIV 72-120hr	30 Pts; MDACC; stable blasts in 7 Pts
CLL	1	2nd-line; Single agent	CIV 48hr	Stable disease in 5/10 Pts
MDS	1	2nd-line; Single agent	Oral BID	37 Pts; 2 sites; active in high and low risk
MDS Higher-risk	1/2	1st-line; + SC or IV Vidaza	Oral BID	2 USA sites/1 EU site
Myelofibrosis	1	1st/2nd-line; with Oral Jakafi	Oral BID	Mayo Clinic
AML	1/2	2nd-line; Combination	Oral BID	Elderly Pts with Ara-C; younger with 7+3
CLL	1/2	2nd-line; Combination	Oral BID	Bendamustine and/or ibrutinib
MDS Lower-risk	1/2	1st/2nd-line; Combination	Oral BID	Combination with Revlimid
MDS	2	2nd-line; Single agent	Oral BID	Hypomethylating failures
MDS	2	1st-line; Single agent	Oral BID	Trisomy 8, RCMD; Cyclin D+?
MDS/CMML(K-ras)	2	2nd-line; Single agent	Oral BID	Targeted exploratory

Trial Coding
Completed
In process
In planning
Combination
Oral rigosertib
BID: Twice daily

www.onconova.com

Earlier Stage Rigosertib IV Trials in Solid Tumors

ONCONOVA THERAPEUTICS

Trial	Location	Phase and Objective	ClinTrial No.	IV/Oral	Mono/Combo	Status, Patients (Pts)
04-01	USA	Phase 1 study with 2-hr IV infusion in advanced solid tumors	None	IV	Monotherapy	Completed, 20 Pts treated
04-02	USA	Phase 1 study with 3-day continuous infusion in advanced cancer	NCT01538537	IV	Monotherapy	Completed, 28 Pts treated
04-03	USA	Phase 1 study with 24-hr infusion per week in advanced cancer	NCT01538563	IV	Monotherapy	Completed, 40 Pts treated
04-04	India	Phase 1 study with 2, 4, or 8-hr infusion twice/week in advanced cancer	None	IV	Monotherapy	Completed, 25 Pts treated
04-06	USA	Phase 1 study in combination with irinotecan, oxaliplatin or FOLFOX in patients with advanced solid tumors	NCT00861328	IV	Combination with IRI or OXA	Completed, 18 Pts treated
04-08	USA	Phase 1 study in combination with irinotecan, OXA or FOLFOX in patients with hepatoma and other solid tumors	NCT00861783	IV	Combination with IRI or OXA	Completed, 16 Pts treated
04-09	USA	Phase 1 study in combination with gemcitabine in advanced or metastatic solid tumors	NCT01125891	IV	Combination (2hr infusion of rigosertib)	Closed, 40 Pts treated
04-10	USA	Phase 1 dose-escalation study in combination with gemcitabine in advanced or metastatic solid tumors	NCT01165905	IV	Combination (24hr infusion of rigosertib)	Completed, 10 Pts treated

Trial Coding
Phase 1 monotherapy
Phase 1 combination

www.onconova.com

Later Rigosertib Trials in Solid Tumors

ONCONOVA THERAPEUTICS

Trial	Location	Phase and Objective	ClinTrial No.	IV/Oral	Mono/Combo	Status, Patients (Pts)
04-12	USA	Phase 2 single-arm study by 2-hour infusion in recurring platinum-resistant ovarian cancer	NCT00856791	IV	Monotherapy	Completed, 1 Pt treated
04-12A	India	Phase 2 single-arm study by 4-hour infusion in patients with recurring platinum-resistant ovarian cancer	CTRI/2010/091/ 001281	IV	Monotherapy	Closed, 17 Pts treated
04-22	USA, India, Eastern EU	Phase 3 study to compare the efficacy and safety of gemcitabine alone vs. combination with gemcitabine in previously untreated metastatic pancreatic cancer	NCT01360853 ONTRAC	IV	Combination with GEM	Ongoing, 160 Pts treated
09-03	India	Phase 1 study to assess the tolerability, pharmacokinetics and clinical activity of rigosertib capsules administered orally in patients with advanced cancer	None	Oral	Monotherapy	Closed, 6 Pts treated
09-04	USA	Phase 1 study to assess the tolerability, pharmacokinetics and clinical activity of rigosertib administered orally in patients with advanced cancer	NCT01168011	Oral	Monotherapy	Ongoing, 61 Pts treated
09-09	USA	Phase 2 study in patients with relapsed or metastatic, platinum-resistant, HPV positive or negative squamous cell carcinoma (SCC)	NCT01807546	Oral	Monotherapy	Ongoing, 25/60 Pts treated
09-12	USA	Phase 1 study of Platinum-based chemoradiotherapy with oral rigosertib in patients with intermediate or high-risk head & neck SCC	NCT01928537	Oral	Combination with cisplatin and RT	Ongoing, Up to 24 Pts

Trial Coding
Phase I monotherapy
Phase 1 combination
Phase 2 or Phase 3
With oral rigosertib

Key Ongoing Trials

www.onconova.com

www.onconova.com Rigosertib Safety Profile Michael Petrone, M.D. 19

www.onconova.com Overview of safety findings Over 1000 patients with hematological malignancies and solid tumors have been enrolled in Phase I - III clinical trials. Favorable risk-benefit profile overall to date Lack of significant myelosuppression, cardiotoxicity, or neurotoxicity Generally, no need for premedication during the studies Potential safety signals are being monitored on an ongoing basis. Risk-benefit analysis by DSMC set up for pivotal study at consecutive 4 meetings have recommended further continuation of studies without modifications. 20

www.onconova.com Adverse events in > 10% of patients receiving IV or oral rigosertib, irrespective of causality - All grades Cut-off: 5-Sep-2013 (N = 730) 21 Percentage of patients 0 10 20 30 40 50 60 70 80 90 100 Fatigue Nausea Anaemia Constipation Diarrhoea Decreased appetite Abdominal pain Dyspnoea Vomiting Pyrexia Oedema peripheral Thrombocytopenia Insomnia Back pain Dysuria Neutropenia Hyponatraemia Headache Cough Dizziness Hypokalaemia Pain in extremity

www.onconova.com > grade 3 adverse events in > 2% of patients receiving IV or oral rigosertib, irrespective of causality Cut-off: 5-Sep-2013 (N = 730) 22 Percentage of patients 0 10 20 30 40 50 60 70 80 90 100 Anaemia Thrombocytopenia Neutropenia Hyponatraemia Pneumonia Fatigue Disease progression Leukopenia Abdominal pain Hypokalaemia Platelet count decreased Dyspnoea Urinary tract infection Hyperglycaemia Diarrhoea Nausea Vomiting Haematuria Pyrexia

www.onconova.com Drug-related AEs in > 5% of patients in combined formulations: All grades and > grade 3+ (Cut-off: 5 Sep 2013; N = 730)  % of patients 23 0 10 20 30 40 50 60 70 80 90 100 Fatigue Nausea Diarrhea Dysuria Vomiting Decreased appetite Anemia Constipation Hyponatraemia Thrombocytopenia Neutropenia % of Patients IV and Oral RIG (%) (N=730) > Gr 3 IV and oral RIG (%)

most frequent (> 5% of patients www.onconova.com drug-related AEs by formulation - All grades (Cut-off: 5 Sep 2013, N = 730) 24 0 10 20 30 40 50 60 70 80 90 100 Percent of patients IV (%) N=582 Oral (%) N=148

www.onconova.com Most frequent Grade 3+ drug-related AEs by formulation (Cut-off: 5 Sep 2013, N = 730) 25 0 5 10 15 20 25 30 35 40 45 50 Percent of patients IV (%) N=582 Oral % N=148

www.onconova.com Management of urinary toxicity in patients treated with rigosertib Urinary toxicity with IV rigosertib: if > grade 2, stop infusion until restoration to grade 1 or baseline Reintroduce first at full dose If reoccurs, 25% dose reduction (2 dose reductions are allowed) If symptoms persist, stop rigosertib Urinary toxicity with oral rigosertib: Oral dosing was switched to intermittent dosing (2 weeks of 3-week cycles), from initial continuous dosing Initial 560 mg BID regimen switched to 560 mg in the morning/280 mg in the afternoon, with greatly improved urinary tolerability to date Step-by-step dose reduction in case of > grade 2 urinary events Dysuria questionnaire administered to all patients throughout the study For both formulations, prevention strategy recommending good hydration (~2L/day) and bicarbonate tablets PRN. No premedication needed. 26

www.onconova.com Rigosertib Preclinical Studies and the Potential for Combination Therapy James F. Holland, M.D. 27

Dividing Cancer Cell; no drug

Dividing Cancer Cell; treated with rigosertib

Fig. 3 b. Bel-7402 a. Bel-7402 Stop Rx Tumor Volume (mm3) c. Treatment days Nude mouse Xenografts of human tumor cells

Liver cancer model

Prostate cancer model

**Colon cancer model**


LoVo
Tumor volume (mm³)
3000
2500
2000
1500
1000
500
0
CONTROL
OXALIPLATIN
ON 01910.Na+OXAPLT
5-FU+OXAPLT
ON 01910.Na+OXAPLT+5-FU
0
7
14
21
28
35
42
49
Treatment days

(a) (b) Rigosertib, ON 01910.Na, left; ON 01911.Na, negative control in studies

Rigosertib is Synergistic with Doxorubicin for Breast Cancer

Rigosertib Prevents Cardiotoxicity Caused by Doxorubicin Rigosertib prevented cardiac atrophy caused by doxorubicin Inactive version of rigosertib (1911) did not have same effect 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 Heart weight (g) Rigosertib prevented reduction in cardiac muscle 0 5 10 15 20 25 30 Mice body weight (g) Rigosertib prevented reduction in body weight Rigosertib prevented reduction in gross body weight caused by doxorubicin Inactive version of rigosertib (1911) did not have same effect

Rigosertib Prevents Cardiotoxicity Caused by Doxorubicin Cardiac tissue from treated mice shows doxorubicin effects on morphology: Fenestration of mitochondria Fragmentation of myofibrils Rigosertib + Doxorubicin-treated hearts are indistinguishable from controls Inactive version of rigosertib (1911) did not achieve same effect Saline Dox 1911 Dox+1911 Dox+1910 1910

www.onconova.com Question & Answer Session -Break- 38

www.onconova.com New Insight Into Rigosertib MOA Connecting Pathways Premkumar Reddy, Ph.D.

Ras Binding domain (RBD) Background: Ras and Raf Function Requires Dimerization

# Ras Binding to Raf is Disrupted by Rigosertib


DMSO
Rigosertib
885 (ATP)
B-Raf
B-Raf
pS/TP
pS/TP B-Raf
RasV12 Binding
B-Raf
C-Raf
C-Raf
pS642
TTpSPRL
RasV12 Binding
C-Raf

Both B-Raf and C-Raf are hyperphosphorylated on pS/TP sites in ON01910-treated cells. This hyperphosphorylation disrupts the ability of the Rafs to bind actvated Ras.

Rigosertib Binds to a Specific Domain: RAS Binding Domain (RBD)

RAF1-RBD peptide domain- Pull down assay



Hela cell
+lysate +
Miapaca cell
+lysate +
25 ng/ul GST-RAF1-
RBD
DMSO
Rigo BIO
DMSO
Rigo BIO
GST RBD alone
WB :
GST
GST

Hela or Miapaca-2 cell lysates were prepared in pull down assay buffer. 25 ng/ul of GST-RBD-RAF1 was added to these cell lysate. DMSO or 1910-BIOTIN was added to the cell lysates and Pull down assay was done using Neutra avidin biotin beads. The beads were washed thrice and boiled in 1x SDS buffer and proteins analyzed by western blot for the presence of GST-RBD protein.

Rigosertib Binding to RBD Analyzed by Thermal Shift Assay



Temperature (°C)
Temperature (°C)

Binding to Ras Binding Domain (RBD)

Control (DMSO)

Rigosertib

Binding to RBD of c-Raf

Control (DMSO)

Rigosertib

ON 01911 (negative control)

Rigosertib binds to Ras Binding Domain RAS-RAF CASCADE Ras Binding Domain Rigosertib Disrupts the Signaling Cascade

Vojtek A B , and Der C J J. Biol. Chem. 1998;273:19925- 19928 ©1998 by American Society for Biochemistry and Molecular Biology Proteins with RBD domain Multiple Critical Pathways Employ the Ras Binding Domain (RBD)

The Ras/Raf Pathway is Central to Signal Transduction

www.onconova.com 2013? Azra Raza, M.D. 46

Epidemiology Clonality Classification Biology Treatment

Age-Specific SEER Incidence Rates for Myelodysplastic Syndromes, 2000-2008 0 10 20 30 40 50 60 35-39 40-44 45-49 50-54 55-59 60-64 65-69 70-74 75-79 80-84 >85 Incidence Rate per 100,000 Age Goldberg SL, et al. J Clin Oncol. 2010;28(17):2847-2852.

Epidemiology Clonality Classification Biology Treatment

Differentiation Transformation Secondary AML Advanced MDS Early MDS Normal 50

Epidemiology Clonality Classification Biology Treatment

Development Description Year(s) FAB Morphologic classification 1982 IPSS Prognostic stratification 1997 WHO Morphologic classification 2000 IWG Response criteria 2000 FDA approvals AZA, DAC, LEN 2004-2005 IWG revised Response criteria 2006 WPSS Prognostic stratification 2007 WHO revised Morphologic classification 2008 FAB = French-American-British; IPSS = International Prognostic Scoring System; WHO = World Health Organization; IWG = International Working Group; WPSS = WHO-based PSS; AZA = azacitidine; DAC = decitabine; LEN = lenalidomide. Aul et al, 2007; Gatterman, 2008; Cheson et al, 2006; Ghoshal et al, 2007; Hazarka et al, 2008; Alessandrino et al, 2008; Weinberg et al, 2008. Milestones in Disease Characterization and Treatment

IPSS for Risk Stratification Greenberg P et al. Blood. 1997;89:2079-2088. Score Value Prognostic variable 0 0.5 1.0 1.5 2.0 Bone marrow blasts < 5% 5% to 10% -- 11% to 20% 21% to 30% Karyotype* Good Intermediate Poor -- -- Cytopenias† 0/1 2/3 -- -- --

IPSS Accurately predicts prognosis in ~40% patients at best

Revised IPSS -- 2012 Greenberg P L et al. Blood 2012;120:2454-2465 SURVIVAL BY R-IPSS

MDS Heterogeneity Further refinement will only emerge when biologic information is added to the classification

Summary of Incidence and Classification Heterogeneous group of bone marrow stem cell diseases 10-15,000 new cases/year in the US Can be essentially divided into lower (low and Int-1) and higher (Int-2 and high) risk MDS Approximately 75% are lower risk at diagnosis

Epidemiology Clonality Classification Biology Treatment

APOPTOSIS The paradox of cellular BM with peripheral cytopenias explained on the basis of premature apoptosis All lineages prone to apoptosis Mediated via pro-inflammatory cytokines like TNFa, TGFb, IL1b Raza A et al. 1995 Blood 86; 268-79

Point Mutations in MDS Are Associated With Clinical Features and Are Independent Predictors of Overall Survival Rafael Bejar, Kristen Stevenson, Omar Abdel-Wahab, Katherine Lin, Randall McAuley, Marie McConkey, Kevin Cheung, Naomi Galili, Guillermo Garcia-Manero, Hagop Kantarjian, Azra Raza, Ross Levine, Donna Neuberg, Benjamin Ebert N Engl J Med 364:2496-2506, June 2011

OncoMap 438 MDS patients (with 200 matched controls) examined for mutations in cancers genes 1233 known oncogenic mutations in over 130 cancer-related genes using a high-throughput, mass spectroscopic genotyping platform ASH 2010

Kristen Stevenson & Donna Neuberg Survival Curves II

TP53 Mutations and Complex Karyotypes



TP53 Mutated
TP53
SF3B1
SRSF2
U2AF1
DNMT3A
TET2
RUNX1
ASXL1
EZH2
Kinase Pathway
ETV6
IDH1 or IDH2
NPM1
Karyotype
Complex Karyotype
Complex karyotype, *TP53* mutation present (n = 26)
Complex karyotype, *TP53* mutation absent (n = 31)
Non-complex karyotype, *TP53* mutation present (n = 7)
Non-complex karyotype, *TP53* mutation absent (n = 368)
Overall survival
100%
80%
60%
40%
20%
0%
0
2
4
6
8
10
12
14
Years

The adverse prognostic impact of the complex karyotype is entirely driven by its frequent association with mutations of *TP53*

Bejar R, et al. *N Engl J Med.* 2011;364(26):2496-2506; Bejar R, et al. *N Engl J Med.* 2011;364(26, supp 1):2496-2506;

Conclusions Point mutations are common in MDS 52% of those with normal cytogenetics Mutations of 5 genes, present in over 30% of samples are independent predictors of overall survival: TP53 EZH2 ETV6 RUNX1 ASXL1 The adverse prognostic impact of the complex karyotype is entirely driven by p53 mutations

Abnormalities in the RNA Splicing Machinery associated with dysplasia

Three new studies by 2 groups used whole exome sequencing of paired tumor and control DNA to further identify the genetic changes that may be causative events in the evolution of MDS I. Frequent pathway mutations of splicing machinery in myelodysplasia Kenichi Yoshida, Masashi Sanada, Yuichi Shiraishi, et.al. Nature 478, 64-69 doi:10.1038/nature10496 2011 Sept 11 II. Somatic SF3B1 Mutation in Myelodysplasia with Ring Sideroblasts E. Papaemmanuil, M. Cazzola, J. Boultwood, et.al N Engl J Med 2011; 365:1384-1395 October 13, 2011 III. Clinical significance of SF3B1 mutations in myelodysplastic syndromes and myelodysplastic/myeloproliferative neoplasms Malcovati L, Papaemmanuil E, Bowen DT, et. al. Blood. 2011 Oct 12. [Epub ahead of print]

Mutually exclusive mutations of the splicing machinery genes found in various myeloid malignancies Nature 478, 64-69 doi:10.1038/nature10496 2011

Epigenetics

Genes and Pathways affected in MDS


Tyrosine Kinase Pathway
JAK2
KRAS
BRAF
NRAS
RTK's
PTPN11
CBL
Transcription Factors
RUNX1
ETV6
GATA2
WT1
PHF6
Others
TP53
NPM1
NOTCH1/2
MAML
ZSWIM4
UMODL1
BCOR
Epigenetic Dysregulation
IDH
1 & 2
DNMT3A
EZH2
SETBP1
TET2
UTX
ATRX
ASXL1
Splicing Factors
SF3B1
U2AF1
ZRSF2
PRPF40B
U2AF2
PRPF8
SF1
SRSF2
SF3A1

N Engl J Med 364:2496-2506, June 2011

Epidemiology Clonality Classification Biology Treatment

Curative Stem cell transplant Palliative Erythroid stimulating agents Lenalidomide Hypomethylating agents Experimental therapies

Bone Marrow Transplantation is the only potentially curative option

Approximation of Life Expectancy for Alternative Transplant Strategies (Years) Transplant at Diagnosis Transplant in 2 Years Transplant at Progression Low 6.51 6.86 7.21 Int-1 4.61 4.74 5.16 Int-2 4.93 3.21 2.84 High 3.20 2.75 2.75 Cutler C, et al. Blood July 2004; 104:2

Reduced Intensity Conditioning SCT for Low/Int-1 Risk MDS between 60-70 years Koreth J et al. JCO 2013;31:2662-2670

NCCN Practice Guidelines for MDS


IPSS
Low and Int-1
Int-2 and High or therapy-related
5q- deletion ± other cytogenetic alterations?
Yes
No
Lenalidomide
Serum EPO ≤500 mU/mL?
Yes
No
EPO ± G-CSF
Supportive care
Clinical trial
Lenalidomide
Azacitidine
Decitabine
ATG ± cyclosporine
Supportive care
Clinical trial
Intensive therapy candidate?
Yes
No
Azacitidine
Decitabine
Supportive care
Clinical trial
Donor available?
Yes
No
Allogeneic stem cell transplantation
Intensive therapy
Supportive care
Clinical trial

NCCN v1.2009 MDS Clinical Practice Guidelines in Oncology. © 2008 National Comprehensive Cancer Network, Inc. http://www.nccn.org/professionals/physician_gls/PDF/mds.pdf

Anemia At diagnosis, ~87% of patients have anemia (WHO criteria Hb<12 g/dl) ~30% are transfusion-dependent Anemia and transfusions more in higher (65%) than in lower-risk MDS (37%) Best Practice & Res Clin Haemato (2013) 1—10

Prognostic Significance of Anemia Impairs daily physical, emotional, cognitive and social functioning Degree of anemia has an impact both on overall and leukemia-free survival Transfusion therapy might improve anemia related symptoms but require frequent visits to the hospital with impact on social and emotional functioning

Severity of Transfusion Requirement May Correlate With Worse Overall Survival Survival (%) Time (months) 0 20 40 60 80 100 120 140 160 0 20 40 60 80 100 1. Cazzola M, Malcovati L. N Engl J Med. 2005;352(6):536-538. 2. Malcovati L, Della Porta MG, Cazzola M. Haematologica. 2006;91(12):1588-1590. Correlation Between Degree of Transfusion Dependency and Survival2 2 U PRBC/4 wk 1 U PRBC/4 wk 0 U PRBC/4 wk 3 U PRBC/4 wk 4 U PRBC/4 wk HR, hazard ratio; U PRBC/4 wk, units of packed RBCs required every 4 weeks. Cumulative probability of survival among 374 patients diagnosed with MDS between 1992 and 2002 Survival based on transfusion requirement in 426 patients diagnosed with MDS between 1992 and 2004 Cumulative Probability of Survival By Transfusion Dependency1 Time (months) 140 120 100 80 60 40 20 0 0 0.2 0.4 0.6 0.8 1.0 Transfusion-independent Transfusion-dependent Survival (cumulative proportion) HR=1.58 P=.005

Recombinant Erythropoietin Two recombinant human erythropoietins are available in the US: Erythropoietin and Darbepoetin Patients with lower-risk MDS without ring sideroblasts had a higher probability of response Responses in RARS no different than placebo

Erythropoietin in combination with other growth factors A Nordic phase II study showed that the addition of G-CSF could induce erythroid responses in patients resistant to Epo, especially those with RARS A US phase II study showed that patients responding to the combination could lose their response when G-CSF was withdrawn, and regain it when G-CSF was reintroduced Best Practice & Res Clin Haemato (2013) 1

Erythropoietin in MDS Mean response rate: 16% to 20% Predictors for good response were serum EPO level < 500 U/L and lack of previous need for transfusion Most responses to ESA occur within 8 weeks of treatment, some patients respond after 12 weeks Ludwig H. Semin Oncol. 2002;29(3 suppl 8):45-54. Hellström-Lindberg E. Br J Haematol. 1995;89:67-71. Casadevall N, et al. Blood. 2004;104:321-327.

NCCN Practice Guidelines for MDS


IPSS
Low and Int-1
Int-2 and High or therapy-related
5q- deletion ± other cytogenetic alterations?
Yes
No
Lenalidomide
Serum EPO ≤500 mU/mL?
Yes
No
EPO ± G-CSF
Supportive care
Clinical trial
Lenalidomide
Azacitidine
Decitabine
ATG ± cyclosporine
Supportive care
Clinical trial
Intensive therapy candidate?
Yes
No
Donor available?
Azacitidine
Decitabine
Supportive care
Clinical trial
Yes
No
Allogeneic stem cell transplantation
Intensive therapy
Supportive care
Clinical trial

NCCN v1.2009 MDS Clinical Practice Guidelines in Oncology. © 2008 National Comprehensive Cancer Network, Inc. http://www.nccn.org/professionals/physician_gls/PDF/mds.pdf

Lenalidomide Thalidomide analogue; has immunomodulatory, antiangiogenic, and antineoplastic properties Approved for use in Transfusion-dependent anemia due to low- or intermediate-1-risk MDS associated with del(5q) with or without additional abnormalities

RESPONSE TO Lenalidomide Transfusion Independence 67% patients with del(5q) (List et al NEJM, 2007) 26% patients without del(5q) (Raza et al, Blood, Jan 2008)

NCCN Practice Guidelines for MDS IPSS Int-2 and High or therapy-related Low and Int-1 Intensive therapy candidate? Yes No Donor available? Yes No Azacitidine Decitabine Supportive care Clinical trial Allogeneic stem cell transplantation Intensive therapy Supportive care Clinical trial 5q- deletion ± other cytogenetic alterations? Yes No Lenalidomide Serum EPO ≤500 mU/mL? Yes No EPO ± G-CSF Supportive care Clinical trial Lenalidomide Azacitidine Decitabine ATG ± cyclosporine Supportive care Clinical trial NCCN v1.2009 MDS Clinical Practice Guidelines in Oncology. © 2008 National Comprehensive Cancer Network, Inc. http://www.nccn.org/professionals/physician_gls/PDF/mds.pdf

FDA approved Hypomethylating Agents Azacitidine Decitabine

Azacitidine induces responses and prolongs overall survival compared to conventional care regimens in higher-risk MDS However, limited data are available in patients who have lower risk MDS

HMA in Lower Risk MDS In a phase II trial randomizing AZA and AZA + EPO in transfusion dependent lower-risk MDS resistant to ESA ~17% RBC-TI suggesting lower efficacy in patients who are clearly ESA resistant Fenaux et al Blood 2013 May 23;121(21):4280

Summary of Treatment Options for Lower Risk MDS (non-del5q) ESA (~20% response) Lenalidomide (~10% patients) Hypomethylating agents (~17% patients)

Experimental Trials Rigosertib (Multi-kinase inhibitor) Telintra (Glutathione S1 Transferase inhibitor) Arry-614 (p38-Tie2 inhibitor) ACE-011 (TGFb inhibitor)

Rigosertib is a dual pathway inhibitor Targets PI3K survival + PLK mitotic pathways Small molecule, first in class of unsaturated sulfones 2 formulations: IV and oral Active as single agent or in combination Selective to cancer cells, sparing normal cells Validated in the clinic More than 850 patients treated Activity demonstrated in MDS and solid tumors 91 70 mg Softgel 280 mg Softgel

Oral Rigosertib Prior Phase I Study of Oral Formulation in 37 MDS patients (R Komrokji et al, BJH 2013 in press): Absolute bioavailability of oral Rigosertib = 35% In High-risk patients 2 BM CR in RAEB-1 pts previously treated with Azacitidine 1 Platelet and 1 ANC responses In Low-Int-1 transfusion dependent patients 4 cases of transfusion independence and 1 erythroid response Toxicity noted ay 560mg RPTD: urinary frequency, dysuria, hematuria

Oral Rigosertib: Phase II

Disclosures Raza, Mukherjee, Eisenberger, Tycko, Al-Kali, Tibes, Spitzer: Onconova Research Funding. Wilhelm: Onconova: Employment, Equity Ownership. Lee, Gallili, Ali, Mears: No relevant conflicts of interest to disclose

Study Design of Oral Rigosertib in Lower Risk Transfusion Dependent MDS Patients 60 patients enrolled as of 11/5/2013 Only 9 patients randomized to continuous dosing Protocol amended to enroll further patients on intermittent dosing (N=51)

Characteristic N=60 Median Age, years (range) 74 (54-86) Male/Female 41/19 Median years from MDS diagnosis (range) 2 (0-12) Median number prior MDS therapies (range) 2 (0-6) Prior treatment with HM agents 28 Prior treatment with Lenalidomide 20 Prior treatment with ESAs or EPO>500 mU/mL 46 Median pre-study EPO (mU/mL) (range) 128 (14-11199) Median# (range) RBC transfusions in 8 weeks prior study 4 (4-11) # patients with thrombocytopenia grade 3+ 16 # patients with neutropenia grade 3+ 15 # patients with anemia grade 3+ 14 IPSS risk at screen (Low/Int-1) 12/46/2 ECOG PS (0/1/2) 41/11/6 Refractory Anemia 19 Refractory Cytopenia with Multiple Dysplasia 33 RAEB-1 7 RAEB-2 1 Cytogenetics (Normal/Tri8/del5q/Other) 29/7/3/21 FAB/WHO Classification

Demographics FAB/WHO Classification Refractory Anemia 19 Refractory Cytopenia with Multiple Dysplasia 33 RAEB-1 7 RAEB-2 1 Cytogenetics (Normal/Tri8/del5q/Other) 29/7/3/21

0 10 20 30 40 50 60 70 80 01-10 01-41 01-45 01-34 01-02 01-37 01-39 01-27 01-23 01-14 01-25 01-35 01-20 01-01 Duration of Transfusion Independence (weeks) Patient ID Transfusion Independence in 14 patients out of 36 (39%) evaluable (8 wks+ treatment) treated with intermittent rigosertib 560 mg bid

Rigosertib Induces Transfusion Response Alone or Combined with ESA None 1 dose 2 to < 12 wks > 12 wks Total No Prior ESA N pts 2 0 2 1 5 TI 0 0 0 0 0 (0%) Prior ESA N pts 4 4 12 12 32 TI 2 2 6 4 14 (44%) Total N pts 6 4 14 13 37 TI 2 (33%) 2 (50%) 6 (43%) 4 (31%) 14 (38%) Concomitant ESA TI=at least 8 weeks transfusion independence; ESA=erythrocyte stimulating agent; wks=weeks

Serum Epo in 5 patients with no prior ESA Study # Epo 3 41 11 125 15 829 25 15 28 31 40 105

6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 -6 -2 1 3 5 7 9 11 13 15 17 19 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 Hb (g/dL) Week RBC Transfusion Independence in Patient 01-20 Prior Treatment with ESA and Lenalidomide ESA (1 dose) RBC 2U 2U 2U

Incidence of Urinary Toxicity (gr=grade) Dosing Total N gr1 gr2 gr3 Incidence gr 2+ Overall incidence Continuous 560mg bid 9 0 4 2 67% 67% Intermittent 560mg bid 35 6 15 4 54% 71% Intermittent 560mg/280mg 13 2 1 0 8% 23%

Incidence of Urinary Toxicity in Intermittent Dosing Group Few other grade 3+ drug related adverse events: 3 neutropenia, 1 leucopenia 1 hyponatremia 1 transitional cell carcinoma of the bladder Nineteen of the 35 patients (43%) developed Gr2+ urinary toxicity and 4/35 (11%) developed grade 3 urinary toxicity Fifteen patients (43%) developed Gr2+ urinary urgency (14 Gr2/1 Gr3). Seven patients (20%) developed Gr2+ dysuria (6 Gr2/ 1 Gr3); 6 patients (17%) developed Gr2+ hematuria (3 Gr2/3 Gr3); 2 patients (6%) developed Gr3 cystitis. New intermittent 560 mg am/280 mg afternoon dosing selected to minimize nocturnal symptoms of urinary urgency. Thirteen patients have received this new dosing regimen for a median duration of 6 weeks (range: 1-12 weeks). Only one patient so far developed grade 2 urinary toxicity (urinary tract infection). Other Toxicities

Genomics - Methods Methylation profile of pretherapy BM using a discrete panel of DNA methylation biological markers comprising fifty differentially methylated genes Illumina 450K arrays as main method followed by validations of selected loci using bisulfite sequencing Analysis of DNA methylation profile of multiple CpG dinucleotide sequences Test samples classified into two distinct types (responders or non responders), whereas patients displaying one type of gene methylation profile, or “DNA methylation signature,” are more likely to be responsive to rigosertib treatment.

Panel of DNA methylation biological markers associated with differentially methylated genes RERE, CASZ1, KIAA1026, ID3, ADCY10, RNASEL, PGBD5, AKT3, SLC8A1, PLEKHH2, SGPP2, GNAT1, ALDH1L1, AGTR1, MSX1, KCNIP4, G3BP2, FLJ44606, PCDHA1, PCDHGA4, ARSI, CPEB4, SCAND3, BAT2, HLA-DRB1, MOCS1, SPACA1, LOC389458, EVX1, WNT16, SNAI2, HEY1, CRTAC1, HCCA2, C11orf58, AHNAK, ASAM, GALNT6, GALNT9, FLT1, DZIP1, ALOX12P2, CCDC144B, TANC2, ONECUT3, MRI1, FOSB, CDH22, CLDN14 and SEC14L4

AML_RAEB 6501 AML_RAEB 6502 AML_RAEB 6503 AML_RAEB 6507 C AML_RAEB 6577 C AML_RAEB 6578 C MDS 7437 Rig CR MDS 7439 Rig CR MDS 7448 Rig CR MDS 7454 Rig CR MDS 7563 Rig CR MDS 7564 Rig CR MDS Rig LED CR MDS Rig LEG CR MDS Rig McL CR MDS 7441 Rig NR MDS 7449 Rig NR MDS 7457 Rig NR MDS 7458 Rig NR MDS 7459 Rig NR MDS 7460 Rig NR MDS Rig APO NR MDS Rig BEL NR MDS Rig BRO NR MDS Rig CAR NR MDS Rig DIG NR MDS Rig DRE NR MDS Rig GUZ NR MDS Rig HAL NR MDS Rig JON NR MDS Rig KAL NR MDS Rig KEN NR MDS Rig KEY NR MDS Rig LAC NR MDS Rig McR NR MDS Rig MOS NR MDS Rig NEV NR MDS Rig ORN NR MDS Rig RIP NR MDS Rig ROY NR MDS Rig SCH NR MDS Rig SLO NR MDS Rig SPA NR MDS Rig SUD NR MDS Rig SWI NR MDS Rig TOM NR MDS Rig WOL NR NBM 6981 NBM 6982 NBM 6983 NBM 6984 PBL Control 6070 PBL Control 6361 PBL Control 6362 PBL Control 6364 cg12078775_6_30419543_ cg01483139_4_187549458_FAT1 cg11829608_1_207224549_YOD1 cg21093807_3_56717625_C3orf63 cg18850127_7_39170497_POU6F2 cg05406088_15_66947617_ cg00688297_8_145752292_LRRC24 cg05828690_8_145752587_LRRC24 cg06663305_17_8095813_ cg09883255_4_1402852_ cg02705835_3_49203908_CCDC71 cg24683680_2_176948864_EVX2 cg13918754_6_30039380_RNF39 cg01564135_7_27281216_EVX1 cg08409113_17_40937365_WNK4 cg16361302_2_19561327_ cg23892028_6_27256345_ cg17288142_5_140501451_PCDHB4 cg17924936_19_1763800_ONECUT3 cg25364343_18_21719286_CABYR cg03064067_12_85306916_SLC6A15 cg18252903_3_147072643_ cg06782035_5_16179135_40613 cg10846615_2_119599189_ cg20442599_6_108479500_ cg11359133_2_176948699_EVX2 cg17397150_6_101840567_ cg17774559_5_1879698_IRX4 cg10831607_12_115134374_ cg24353443_3_73674166_PDZRN3 cg19864758_20_17206720_PCSK2 cg21429745_2_74725208_LBX2 cg06365535_17_59534102_TBX4 cg01972751_6_137814728_OLIG3 cg25529393_6_27858380_HIST1H3J cg01739725_14_38071393_ cg21281009_18_14748298_ANKRD30B cg01735384_6_28603292_ cg23696752_6_146349312_GRM1 cg10366062_14_103396161_AMN cg09488203_10_95327884_GPR120 cg02162534_10_133956875_JAKMIP3 cg14482313_12_52626889_KRT7 cg14537533_12_52626904_KRT7 cg15515258_13_112728932_ cg06178563_20_21494712_NKX2-2 cg09533869_8_97747124_PGCP cg17858192_4_16077807_PROM1 cg22532079_3_100712058_ABI3BP cg22077361_1_24195347_FUCA1 cg27518976_1_23886730_ID3 cg24407607_6_116753994_DSE cg09993319_10_131529435_MGMT Gender Ploidy(numeric) Karyotype Comments1 Comments2 Comments3 " " G G L L M A B B C D D G H J K K K L M M N O R R S S S S S T W -3.0 -2.9 -2.8 -2.6 -2.5 -2.4 -2.3 -2.2 -2.1 -1.9 -1.8 -1.7 -1.6 -1.5 -1.4 -1.2 -1.1 -1.0 -0.9 -0.8 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.1 0.2 0.3 0.4 0.5 0.6 0.8 0.9 1.0 1.1 1.2 1.4 1.5 1.6 1.7 1.8 1.9 2.1 2.2 2.3 2.4 2.5 2.6 2.8 2.9 3.0

Genomic Results Functional annotation of hypo and hypermethylated genes which best distinguished CRs from NRs showed that the genes most affected by methylation were related to regulation of transcription followed by genes involved in cell-cell adhesion, inflammatory response, apoptosis and proliferation Ongoing work to select small gene panel of best markers to predict response

Conclusions Rigosertib active in inducing transfusion responses, HI-N and bone marrow response in ESA refractory transfusion dependent lower risk MDS patients Combined response rate (TI, HI and BMCR) = 53% in 36 patients (50%) treated for at least 8 consecutive weeks with rigosertib intermittent dosing Urinary tolerability improved with new intermittent 560/280 mg rigosertib dosing regimen Identification of an epigenetic signature able to predict transfusion response

Future challenges?

Response Duration Those patients who achieve transfusion independence may revert back to transfusion dependence over time 110

Clonal Evolution 111 Walter MJ, et al. N Engl J Med. 2012;366(12):1090-1098.

Sequential Use of Effective Therapies Erythroid Stimulating Agents Lenalidomide Hypomethylating Agents Experimental Trials

If I had all the money in the world, what would be my dream research project for MDS? Art is I but science is We Use the latest technology to study individual patients and use targeted therapy Study the same patient longitudinally and identify expansion of the next clone

Future Directions Serial monogam individualize therapy serially MDS can be converted into a disease that patients can live with and not die from

THE END THE END THE END THE END COLUMBIA UNIVERSITY MEDICAL CENTER, NEW YORK

www.onconova.com Question & Answer Session -Break- 116

www.onconova.com Combination Therapy for High Risk MDS Lewis R. Silverman, M.D. 117

Higher Risk Myelodysplastic Syndrome Disease of older patients, median age > 60 Clonal disorder - multilineage hematopoietic progenitor Dominant feature: Ineffective hematopoiesis with peripheral blood cytopenias Bone Marrow Failure Majority succumb from infection or bleeding Transformation to acute leukemia in 35 to 40% High Mortality Rate

Approach to Patients with Lower and Higher Risk Myelodysplastic Syndrome Who should be treated? Lower vs Higher When should treatment be initiated? Early vs Late Is there an age considered too old for therapy? Co-Morbidities How long should a patient be treated? Response Target? Finite vs Open ended (progression or relapse) Can extended therapy be delivered? Targeted Populations?

Survival and AML Progression IPSS MDS Risk Classification: Greenberg P, et al. Blood 1997:89:2079-88. Low 267 pts Int-1 314 pts Int-2 179 pts High 56 pts 100 90 80 70 60 50 40 30 20 10 0 A 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 years percent Survival Low 235 pts Int-1 295 pts Int-2 171 pts High 58 pts 100 90 80 70 60 50 40 30 20 10 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 years percent AML Evolution B

Impact of RBC Transfusion Dependence on Survival of MDS Patients Cazzola M, Malcovati L. N Engl J Med. 2005;352:536

122 Survival and AML Evolution Neukirchen, et al. Eur J Haematol. 2009.

Azacitidine Hypomethylating agent reverses epigenetic silencing Clinical responses in MDS 45-50% CR rate 7-17% Trilineage response rate of 24% Median survival ranges from 14 - 24 months All patients either ultimately relapse or fail to respond Silverman et al JCO 2002 Fenaux et al Lancet Oncology 2009 Baylin and Jones Nature Rev 2011 Azacitidine and Vorinostat in MDS NYCC 6898

5-Aza vs Supportive Care in MDS CALGB 9221 Azacitidine Supportive Care No. pts 99 92 Overall Response 60% 5% p<0.001 Complete 7% 0 Partial 15% 0 Improved 37% 5% p<0.001 Crossover 0 47% Mos to AML/death 21 12 p=0.007 AML F 15% 38% Silverman. J Clin Oncol 18: 2414. 2002 No, number Mos, months Med., median

Times to 1st Response & From 1st Response to Best Response Using IWG MDS Response Criteria 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Time to First Response (CR, PR, HI [n=114[) Time From First Response to Best Response (CR, PR [n=36]) Time (cycles) Cumulative Probability Silverman et. al. JCO 24;3895, 2006

MDS : Time to AML Transformation or Death p = 0.007 Probability of Remaining Event-Free 0.0 0.2 0.4 0.6 0.8 1.0 0 6 12 18 24 30 36 42 48 54 Azacitidine Supportive Care Months + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + + Silverman et al J Clin Oncol 18: 2414. Aza-C SC Med to Event 21 12 p=0.007 AML 1st Event 15% 38% p=0.001 AML 1st Six mo. 3% 24% p<0.0001 SC, supportive care Med, Median

Survival: Landmark Analysis Silverman L, et al. J Clin Oncol 2002. 18:2414-26. 0.0 0.2 0.4 0.6 0.8 1.0 Probability of Survival Months from 6-month Landmark Induction Azacitidine Crossed before 6 months Did not cross before 6 months 0 10 20 30 40 50 5 15 25 35 45 0 12 24 30 42 54 6 18 36 48 Probability of Survival 0.0 0.2 0.4 0.6 0.8 1.0 Months Azacitidine Supportive Care p=0.1 p=0.03

AZA 001 - Azacitidine Survival Study

Screening/Central Pathology Review

Investigator CCR Tx Selection

Randomization

AZA 75 mg/m²/d x 7 d q28 d

CCR

- Best Supportive Care (BSC) only
- Low Dose Ara-C (LDAC, 20 mg/m²/d x 14 d q28-42 d)
- Std Chemo (7 + 3)

CCR, conventional care regimen
BSC, best supportive care

BSC was included with each arm
Tx continued until unacceptable toxicity or AML transformation or disease progression

Fenaux et al, Lancet Oncology 2009

Overall Survival: Azacitidine vs CCR ITT Population Log-Rank p=0.0001 HR = 0.58 [95% CI: 0.43, 0.77] Deaths: AZA = 82, CCR = 113 0 5 10 15 20 25 30 35 40 Time (months) from Randomization 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Proportion Surviving CCR AZA Difference: 9.4 months 24.4 months 15 months 50.8% 26.2% Fenaux et al, Lancet Oncology 2009

Secondary Endpoints Time to AML or death 13 mos with AZA vs 7.6 mos with CCR, p=0.003 Time to AML 26.1 mos with AZA vs 12.4 with CCR, p=0.004 RBC Transfusion Independence 45% with AZA vs 11% with CCR, p<0.0001 Infections Requiring IV Antimicrobials Reduced by 33% with AZA vs CCR Fenaux et al Lancet Oncology 2009

Time to Best Response After a First Response Cumulative Probability Number of Subjects CPH 91 29 12 6 0 PR 21 9 1 0 0 Time (cycles) Silverman et al. Cancer Epub 2011

132 (months) 0 6 12 18 24 30 36 42 0 10 20 30 40 50 60 70 80 90 100 O N Number of patients at risk : 99 114 58 33 16 8 4 2 103 119 72 47 21 14 3 3 Time to AML or death Median (months): 8.8 vs 6.1 HR = 0.85 , 95% CI (0.64, 1.12) Logrank test: p=0.24 Decitabine Supportive care Supportive care Decitabine ubbert JCO 29:1987, 2011

133 (months) 0 6 12 18 24 30 36 42 0 10 20 30 40 50 60 70 80 90 100 O N Number of patients at risk : 96 114 71 38 22 10 6 3 99 119 83 53 24 15 4 4 Overall survival Median (months): 10.1 vs 8.5 HR = 0.88 , 95% CI (0.66, 1.17) Logrank test: p=0.38 Supportive care Decitabine Decitabine Supportive care ubbert JCO 29:1987, 2011

Study Time to first response Time to response Endpoint CALGB 3 cycles 90% of responses by cycle 6 RR + QoL Time to AML or Death AZA-001 2 cycles 90% of responses by cycle 6 Overall survival (SS benefit) D-007 2 cycles NA RR + QoL ADOPT 2 cycles 80% of responses by cycle 2 RR + QoL EORTC 06011 3-4 mo.s 3-4 mo.s Overall survival (no benefit) Nucleoside analogs in the clinic: Azacitidine vs Decitabine (II)

Outcome of Patients Treated for Myelodysplastic Syndromes and Secondary AML After Azacitidine Failure Prebet et al. Blood 2012. At a median follow-up of 15 months after azacitidine failure, the median OS of patients with MDS or secondary AML (sAML) was 6 months.

Treatment Algorithm for Patients with the Myelodysplastic Syndrome
Asymptomatic
Symptomatic
BM Function
Transfusion
Low/Int-1
Survival
Blasts
Observation
Cytokine
Epo/G-CSF
Lenalidomide
Azacitidine
Thalidomide
Decitabine
Investigational
SCT Ablative
RIC
5q-
8+
5/7-,7q
Complex
Azacitidine
Decitabine
Investigational
Intensive Chemotherapy
RIC
SCT – Full Ablative
Int-2/High
Silverman in Cancer Medicine 8th ed. 2009

Outcome after azacitidine failure: patients with secondary AML Characteristics of patients following AZA failure n=74 Median age, years, 70 Treatment-related AML, % 6 BM blasts before azacitidine, median (range), % 48 (30––74) Cytogenetics risk (IPSS), % (intermediate/high) 64/36 First-line azacitidine, % 49 Cycles of azacitidine, % (<6/7––12/>12) 73/18/9 No. cycles of azacitidine, median 4 Reasons for AZA discontinuation Patients (%) Primary failure with SD 42 Primary failure without SD 28 Secondary failure 28 Intolerance 2 Prébet T, et al. Br J Haematol 2012;157:762––74

3.6 months Prébet T, et al. Br J Haematol 2012;157:762––74 Outcome after azacitidine failure: patients with secondary AML –– survival

Population treatment Phase N ORR OS Borthakur Leuk lymph 2009 MDS and AML Decitabine Retro 14 28 6 months Prebet JCO 2011 High risk MDS BSC Retro 160 NA 3.3 months chemotherapy Retro 84 1/25 and 5/332 7.6 months Investigational agents retro 56 4/39 13.2 months Allogeneic transplantation retro 50 17/25 18.3 months Greenberg ASH 2010 High risk MDS rigosertib retro 39 23% 9 months Prebet Leuk Res 2013 High risk MDS Vorinostat and cytarabine 1 40 17% 7 months Braun ASH 2011 High risk MDS Clofarabine 1 27 28% unk Prebet Leuk lymph 2012 MDS and AML lenalidomide retro 10 40% 19 months Thepot ASH 2011 High risk MDS Erlotinib 1 29 13% 7 months Jaglai ASH 2011 sAML CLAG-M (cladribine, Ara-C mitoxantrone G CSF) Retro 25 56% 6.7 months Paubelle PloSOne 2013 sAML/ AML-MRC Deferasirox/ vit. D Retro 17 0 10 months Survival of Patients after Failing Hypomethylating Agents

Rigosertib Design Rationale In vitro Leukemic cells more sensitive to effects than normal hematopoietic progenitors Trial in MDS and AML Longer exposures achieve increased cell kill 72 h > 48 h > 24h Prolonged infusions 72 h to 144 h Repetitive exposures more effective Cycles every 2 weeks for 4 to 8 cycles then q month

 Twenty-two pts with MDS or AML who had failed treatment with hypomethylating agents were treated with rigosertib Study cohort comprised patients with a diagnosis of Intermediate-2 MDS (2 pts) High-risk MDS (6 pts) Chronic myelomonocytic leukemia (1 pt) AML (13 pts) Rigosertib in Patients with MDS or AML Relapsed or Refractory to a Hypomethylating Agent A Phase I/II Study Mount Sinai 04-05 Navada et al ASH abstr527 Blood 122:21 2013

 Responses according to IWG 2006 criteria observed in the BM and peripheral blood: Marrow Complete Response (4) Survival of these pts was 12, 15.7, 16.4, and 19.5 months Hematologic improvement (HI) (2); erythroid (1) platelet (1) An additional 2 pts had a >50% BM blast decrease from baseline but not to < 5% 10/19 evaluable pts (53%) demonstrated a bone marrow/peripheral blood response (6) or stable disease (4) Rigosertib in Patients with MDS or AML Relapsed or Refractory to a Hypomethylating Agent A Phase I/II Study Mount Sinai 04-05 Navada et al ASH abstr527 Blood 122:21 2013

 Early bone marrow response at 4-8 weeks correlates with improvement in overall survival Patients who did have a marrow complete or partial response responded early with a median time to response of 2-4 cycles Less than 20% blasts at study entry was a positive predictor of response (p=0.047). All 8 MDS pts in the study had <20%. Patients with proliferative disease with rapidly rising or high white blood cell counts did not respond Age, cytogenetic profile, prior response to hypomethylating agents were not predictors of response Rigosertib in Patients with MDS or AML Relapsed or Refractory to a Hypomethylating Agent A Phase I/II Study Mount Sinai 04-05 Navada et al ASH abstr527 Blood 122:21 2013

 Rigosertib has biologic activity with reduction in BM blasts associated with increased survival and improvement in peripheral blood counts in a subset of patients with MDS and AML who failed prior treatment with hypomethylating agents Patients with <20% blasts at study entry have a greater likelihood of response to rigosertib Early bone marrow response at 4-8 weeks in patients treated with rigosertib correlates with improvement in overall survival Combination studies with other agents, such as azacitidine, are ongoing Rigosertib in Patients with MDS or AML Relapsed or Refractory to a Hypomethylating Agent A Phase I/II Study Mount Sinai 04-05 Navada et al ASH abstr527 Blood 122:21 2013

Relation Between Bone Marrow Early Response at 4-8 Weeks and Overall Survival 0 5 10 15 20 0 20 40 60 80 100 Month Bone Marrow Blast Response No response/Not assessed/Progression (N=11) BMCR/PR/Stable Response (N=10) 1.7 mo HR=0.29; p=0.001 9.6 mo Navada et al ASH abstr527 Blood 122:21 2013

Overall Survival in Patients with MDS vs AML 0 5 10 15 20 0 20 40 60 80 100 Month Classification Leukemia (N=14) MDS (N=8) Median Survival 2 mo 12 mo * 13 AML and one CMML HR .31 P =0.003 Navada et al ASH abstr527 Blood 122:21 2013

14 7 No correlation between PreTreatment Blast Value and Response (r = 0.08) -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Best BM Blast Response (%) From PreTreatment Value in 25 RAEB 1,2,t Patients Previously Treated with Azacitidine/Decitabine 20/25 (80%) BM Blast Decrease 14/25 (56%) 50%+ BM Blast Decrease 5 BM CR (all at 1800 mg/3ds) p=0.003 (signed rank sum test)

Lenalidomide + Azacitidine: Dosing Table Dose Level Azacitidine Schedule Lenalidomide Schedule 1 75 mg/m2 SC days 1-5 5 mg PO days 1-14 2 75 mg/m2 SC days 1-5 5 mg PO days 1-21 3 75 mg/m2 SC days 1-5 10 mg PO days 1-21 4 50 mg/m2 SC days 1-5, 8-12 5 mg PO days 1-14 5 50 mg/m2 SC days 1-5, 8-12 5 mg PO days 1-21 6 50 mg/m2 SC days 1-5, 8-12 10 mg PO days 1-21 Sekeres et al. Blood epub 2012

Grade 3 or 4 non-hematologic Response cardiac (2) ORR = 26/36 (72%) monocular blindness (1) 16 CR (44%) basal cell skin carcinoma (1) 10 HI (28%) CNS hemorrhage (2) Med Survival 13.6 febrile neutropenia (5) Med Dur CR Resp 17+ shortness of breath (1) Med Time to Resp 3.7 mo perforated appendix (1) renal failure (1) Lenalidomide + Azacitidine Phase I/II Toxicities and Response Sekeres Blood Epub Aug 2012

Vorinostat Chromatin modifier inhibitor of histone deacetylase Multi-enzyme inhibitor In vitro synergy with azacitidine in reversing epigenetic silencing Effect is sequence dependent, hypomethylator followed by the HDAC in vitro models Vorinostat monotherapy less active than azacitidine in MDS, overall response rate 20% (Garcia-Manero Blood 2006) Azacitidine and Vorinostat in MDS NYCC 6898 Silverman ASH 2013 Abstract #386

Azacitidine Vorinostat –– cohorts 1 - 4 Vorinostat –– cohorts 5 –– 7 Vorinostat –– cohort 8 1 3 7 14 21 28 This represents 1 cycle. Cycle will be repeated every 28 days for a minimum of 4 cycles. Day Azacitidine - cohorts 1 - 8 Schedule overlap Azacitidine and Vorinostat in MDS / AML NYCC 6898 Silverman et al. ASH 2008

Cohort Azacitidine Dose mg/m2 Subcutaneous (SC) bolus Vorinostat Dose Mg PO Dose Frequency Day Total Dose Azacitidine (mg/m2/cycle) Vorinostat (mg/cycle) 1 55 200 QD BID 1 7 3-16 385 5600 2 55 200 QD TID 1 7 3-16 385 8400 3 75 200 QD TID 1 7 3-16 525 8400 4 75 200 QD BID 1 7 3-16 525 5600 5 75 300 QD BID 1 7 3-9 525 4200 6 55 300 QD BID 1 7 3-9 385 4200 7 55 200 QD BID 1 7 3-9 385 2800 8 55 300 QD BID 1 7 3-5 385 1800 Azacitidine and Vorinostat in MDS / AML NYCC 6898 Silverman et al. ASH 2008

Enrolled 28 Evaluable for response 23 Overall Response* 20 (87%)+ CR 11 (48%) CRi 3 (13%) CR+CRi 14 (61%) PR 0 ( 0%) HI 6 (26%) Stable 2 (09%) NR 1 (4.3%) Too Early 1 IE for response 3 Withdrew prior to Rx/Ineligible 1 Transfusion Independence (n = 14) 11 (79%) Response Phase I *IWG 2000 MDS IWG 2006 MDS IWG AML +Response Confirmed by NCI Audit Azacitidine and Vorinostat in MDS / AML NYCC 6898 Silverman et al. ASH 2008

US Leukemia Intergroup Trial E1905: Azacitidine With or Without Entinostat 136 evaluable patients (88 MDS, 43 AML, 5 CMML) were randomized to 1 of 2 treatment arms: Azacitidine 50 mg/m2/day 10 6 cycles (arm A) Azacitidine 10 plus entinostat on days 3 and 10 6 cycles (arm B) Responders received 24 cycles or treatment until progression. Prebet et al. ASH 2010; abstract 601. Arm A Arm B P Value Azacitidine Azacitidine/Entinostat Complete Response 12% 7% NS Partial Response 9% 7% NS Trilineage Responsea 31% 24% NR Trilineage response in AML 19% 27% NR Median Overall Survival 18 months 13 months .15 Entinostat did not improve the response to azacitidine, but the rate of hematologic normalization in both groups was significantly higher than that seen in the CALGB 9221 trial (15%). a CR + PR + trilineage hematologic improvement

Disease No Dose (mg/m2) Schedule CR ORR Gore MDS/AML 36 azacitidine/phenylbutyrate 14% 38% Prebert/Gore MDS/AML 136 azacitidine/entiostat 12% 44% azacitidine 7% 43% Soriano MDS/AML 53 azaC/VPA/ATRA 22% 42% Garcia-Manero MDS/AML 37 azacitidine/MGCD0103 11% 52% Silverman MDS/AML 23 azacitidine/vorinostat 48% 87% 61%CRi Garcia-Manero AML/MDS 54 decitabine/VPA 19% 22% AML 10 40% 50% Kirschbaum MDS/AML 60 decitabine/Vorinostat 22% 45% Blum AML 25 decitabine/VPA 16% 44% Issa MDS/AML 31 decitabine/vorinostat 3% 17% Yee MDS/AML 27 decitabine/vorinostat 4% 16% Experience with Hypomethylating Agents in Combination in MDS/AML

SWOG –– S1117 MDS higher risk Azacitidine Azacitidine + Lenalidomide Azaicitidine + Vorinostat Phase II Ongoing AML –– low proliferative Azacitidine Lenalidomide Azacitidine + Lenalidomide Phase II Ongoing MDS and AML Azacitidine + Rigosertib Phase I/II Ongoing COMBINATION STUDIES MDS AND AML

# In Vitro Interaction between Rigosertib and Azacitidine

| Combination Drug | CI | Ratio | Description |
|---|---|---|---|
| ON1910.Na (125nM) + 5AzaC (2uM) | 0.44 | 1:62.5 | Synergism |
| ON1910.Na (125nM) + 5AzaC (4uM) | 0.30 | 1:31.25 | Strong synergism |
| ON1910.Na (250nM) +5AzaC (2uM) | 0.68 | 1:125 | Synergism |
| ON1910.Na (250nM) + 5AzaC (4uM) | 0.57 | 1:62.5 | Synergism |
| ON1910.Na (500nM) + 5 AzaC (2uM) | 0.63 | 1:250 | Synergism |
| ON1910.Na (500 nM) + 5AzaC (4uM) | 0.75 | 1:125 | Moderate synergism |

Phase I/II Study of the Azacitidine and Rigosertib in MDS and AML Cohort No of Patients Oral Rigosertib BID (Weeks 1, 2, and 3 of a 4-week cycle) (mg) AZA SC or IV Daily for 7 days Week 2 of a 4-week cycle (mg/m(2)) 1 3-6 140 (two 70 mg capsules) BID 75 2 3-6 280 (one 280 mg capsule) BID 75 3 3-6 560 (two 280 mg capsules) BID 75

Mechanisms of Action of Therapies Under Investigation

AGENT	TARGET	MOA	TRIAL/POPULATION	RESPONSE	GRADE 3/4 AES
ARRY-614[a]	P38/Tie-2	Antineoplastic, anti-inflammatory, and antiangiogenic activity	Phase I/low or Int-1 risk (N = 100)	–	–
Entinostat (SNDX-275/MS-275)[b]	Histone DAC	Class 1 HDAC1 and HDAC3 inhibitor	Combination with azacitidine; phase III/high risk (N = 150)[c]	HR and CyR did not differ between AZA/Pbo versus AZA/entinostat	• Thrombo: 63% • Fatigue 23%
Erlotinib[d]	EGFR signaling leads to DNA synthesis and proliferation	Tyrosine kinase inhibitor that blocks EGFR signaling	Phase II/Int-2 and high risk (N = 24)[e]	ORR: 17%	• Diarrhea: 21% • Thrombo: 17% • Rash: 17%
Everolimus (RAD-001)[f]	mTOR	Inhibitor of mTOR that induces G_1 arrest	Phase II/low and Int-1 risk (not yet recruiting)[g]	–	–
Ezatiostat[h]	GST P1-1	Stimulates proliferation of myeloid precursors	Phase I/Int-2 (N = 45)	HI: 38%	• Neutropenia: 7%
ON-0110.Na[i]	Polo-1 kinase, PI3K, AKT	Inhibits mitotic progression and induces apoptosis	Phase II/Int-1, Int-2, high risk (N = 10)[j]	ORR: 50%	• GI: 10% • Dysuria: 10% • Fatigue: 10% • Epistaxis: 10% • No heme toxicities
Panobinostat (LBH589)[k]	Histone DAC	Pan DAC inhibitor, inhibits differentiation and induces apoptosis	Phase II/relapsed or refractory MDS (N = 10)[l]	70% had stable disease	• Thrombo: 80% • Neutropenia: 70% • Leukopenia: 60% • Anemia: 50% • Febrile neutropenia: 20%

160 Bejar, et al. N Engl J Med. 2011. Mutations and Survival

Mutational Complexity of Acute Myeloid Leukemia Relationship of co-occurrence of mutations Patel et al NEJM 166: 1079, 2012

Ko M et al Nature 2010; Bejar et al JCO 2011 Role of IDH1/IDH2 and TET2 Mutations in MDS/MPN and AML Mutations may result in changes in methylation marks and alterations in gene expression

Presence of TET2 Mutation Predicts a Higher Response Rate to Azacitidine in Myelodysplastic Syndromes and Acute Myeloid Leukemia Post-MDS Itzykson et al. ASH 2010; abstract 439. Overall (n = 103) Mutant TET2 (n = 17) Wild-Type TET2 (n = 86) P Value Complete Response 23% 41% 20% .07 Overall Response Rate CR, PR, marrow CR/incomplete CR 36% 65% 30% .01 Including hematologic improvement 52% 82% 45% .007 TET2 mutation: Was associated with a higher rate of response to azacitidine, independent of conventional cytogenetics and duration of exposure Had no influence on survival 15.3 vs. 16.2 (p=0.4)

www.onconova.com QUALITY OF LIFE MEASUREMENT Jimmie Holland, M.D. 164

Jimmie Holland, M.D. Wayne E Chapman Chair in Psychiatric Oncology Memorial Sloan-Kettering Cancer Center New York, New York

HISTORICAL BARRIERS –– 1 Double Stigma Patients not told their diagnosis and psychological responses could not be explored Mental disorders/illness long feared and stigmatized

HISTORICAL BARRIERS 2 –– Belief that subjective phenomena (pain, feelings) could not be quantitatively measured Patient’s self-report was considered unreliable (only observer ratings reliable) Social science methods were not understood by basic scientists

New York Acad. Med. 2:191-205, 1948

Karnofsky and Burchenal, 1948 Evaluation of chemotherapeutic agents SUBJECTIVE improvement OBJECTIVE improvement PERFORMANCE status 0 –– 100% normal activity LENGTH OF REMISSION and prolongation of life

Evaluation of Objective Improvement Regression of tumor size Improvement of altered lab values Reaching specific clinical outcome measures

100% Normal activity 70% Unable to do active work 40% Disabled, requires care and assistance 10 –– 0% Moribund, Dead Evaluation of Performance Status Karnofsky Performance Scale Karnofsky and Burchenal, 1948

“Subjective improvement is measured in terms of improvement of his MOOD and attitude, his general feelings of WELL-BEING, his ACTIVITY, APPETITE, and ALLEVIATION of distressing symptoms such as pain, weakness, and dyspnea.” Evaluation of Subjective Improvement Karnofsky and Burchenal, 1948

1977 Clinical Trials Groups EORTC, Amsterdam began Quality of Life Committee - Aronson, QOL outcomes of trials (EORTC-QOL) CALGB, added Psychiatry Committee and we conducted the first clinical trials which measured “subjective improvement” as an outcome variable Cella, developed FACT (Functional Assessment for Cancer Therapy) scales for US trials

Psycho-Oncology in First Cancer Center Since 1977 Major research effort: to develop quantitative measurement of subjective symptoms with scales that were validated and reliable 2000 - evidence-based psychotropic and psycho through interventions

1980s - 90s Greater concern for ethics of Clinical trials Quality of consent to be informed Presented in patient non-terms Patient-centered “Humanistic” medicine

Health-related Quality of life (HRQOL) Assessment is more appropriately called Functional Assessment in all areas of living Cella, US and Aronson, EORTC Physical Social Sexual Psychological work

Health Related Quality of Life (HRQOL) “Extent to which one’s usual or expected physical, emotional, and social well being are affected by a medical condition or its treatment” Cella, 1994

EORTC and FACT Scales Have a core of questions common to function A module is added to assess function related to a particular organ / site (eg. prostate, breast)

Basic to Psycho-Oncology Research Developed validated quantitative measures of subjective dimensions QOL (Cella) Core and disease specific modules Pain Fatigue Distress Anxiety Depression Delirium

RESEARCH MODEL FOR PSYCHOSOCIAL & QUALITY OF LIFE RESEARCH IN ONCOLOGY Cancer and its treatment Independent Variables Sociodemography Personal attributes Medical factors Social supports Other stressors Function (QOL) physical psychological social work sexual Survival Outcome Variables Mediating Variables Interventions

Recent Changes in Cooperative Trials Increasing use of directly using patients own symptom and side effects report, called Patient Report Outcomes (PROs) Patients participate in development of trials (Basch, CALGB/Alliance)

To Develop a specific QOL Assessment Literature search to identify primary toxicities expected Qualitative interviews with expert clinicians, patients receiving the treatment; traumatic content; analysis of common side-effects Collect poll of candidate items-related for importance reduce to most endorsed Pilot with patients for clarity, feed back, translatiblity and reading

Silverman L. The Oncologist 2001. 6 (S5): 8-14. Silverman L, et al. J Clin Oncol 2002. 18:2414-26. Kornblith AB, et al. J Clin Oncol 2002. 18:2427-39

CALGB 9221: Azacitidine vs. Supportive Care EORTC Fatigue Subscale by Assessment Subgroup Worse Better Predicted Fatigue 20 40 60 80 50 100 150 200 250 50 100 150 200 250 50 100 150 200 250 Time (Days) SC AZA-C P=.0010 Subgroup 2 Subgroup 3 Subgroup 4 Kornblith AB, et al. J Clin Oncol 2002. 18:2427-39

CALGB 9221: Azacitidine vs. Supportive Care MHI Psychological Well-Being Subscale by Assessment Subgroup Better Worse Predicted Well-being 40 50 60 70 50 100 150 200 250 50 100 150 200 250 50 100 150 200 250 Time (Days) SC AZA-C P=.025 Subgroup 2 Subgroup 3 Subgroup 4 Kornblith AB, et al. J Clin Oncol 2002. 18:2427-39

CALBG 9221: azacitidine vs supportive care - summary of quality of life findings EORTC QoL Scale Azacitidine vs supportive care (n = 191), p value Crossover subset (n = 38), p value Physical functioning 0.002 0.0040 Fatigue 0.010 0.0001 Dyspnoea 0.0014 0.0002 Insomnia 0.35 0.25 Social functioning 0.41 0.156 Overall QoL < 0.0001 < 0.0001 Kornblith AB, et al. J Clin Oncol. 2002;20:2441-52. EORTC = European Organisation for Research and Treatment of Cancer; QoL = quality of life.

Significant improvements in physical functioning, fatigue, and dyspnoea after crossover to azacitidine Supportive care crossover azacitidine Time (days) Kornblith AB, et al. J Clin Oncol. 2002;20:2441-52. . 80 70 60 50 40 30 20 10 0 0 127 250 Improvement in physical function, p = 0.018 Decrease in fatigue, p = 0.0031 Decrease in dyspnoea, p = 0.0003

Azacitidine vs. Supportive Care: Summary of Quality of Life Findings Physical Functioning .0002 .0040 Fatigue .0010 .0001 Dyspnea .0014 .0002 Insomnia .035 .025 Social Functioning .041 .156 Overall QoL <.0001 <.0001 Aza-C vs. Supportive Care Crossover Subset [n=191] [n=38] QoL QoL Scale [p] [p] EORTC Kornblith AB, et al. J Clin Oncol 2002. 18:2427-39

 Important in Research Important in Clinical Care “Psycho - Oncology is the only subspecialty in cancer that is involved in the clinical care of every patient at every visit, irrespective of disease or treatment – “The Human Side of Cancer Care” James F. Holland, MD Oncologist and Supportive QOL Measurement

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